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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 2000 relating to the consolidated financial statements appearing in Apex Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

                                        /s/ PricewaterhouseCoopers LLP



Seattle, Washington

January 18, 2001